                        INSTITUTIONAL INVESTORS CAPITAL
                            APPRECIATION FUND, INC.

MESSAGE FROM THE PRESIDENT

Dear Shareholder:

I am happy to report that Institutional Investors Capital Appreciation Fund, Inc. produced a total return of 13.18% for the six months ended June 30, 1998. This gain helped to bring our one-year return to 26.02%. The Fund's three-year average annual return grew to 25.02% and the five and ten-year average annual returns are 18.80% and 14.32%, respectively, for the periods ended June 30, 1998. In addition, the Fund is celebrating its 45th Anniversary, and if a shareholder institution had invested $100,000 at inception the investment would have grown to $20,693,831 on June 30, 1998.

Whenever our competitors around the globe set their eyes on the United States, they are most impressed with what they see. They see the world's sole remaining "superpower" running away from the rest of the pack. It's hard for them to comprehend that this is the same United States that less than a generation ago was suffering with a 10.5% unemployment rate, a 21.5% prime rate and long Treasury bonds yielding over 14.5%. Today, the United States is the world's largest exporter, investor in technology and job creator. We have created more jobs since 1980 than Europe has since 1900 and we have incurred only seven months of recession since the end of 1982.

Three continuing trends have helped to deliver this stellar performance. One is privatization and deregulation, which are growing worldwide and increasing the demand for U.S. goods and services. Another is technology costs which continue to decline while technology-spawned productivity is rising. Finally, with so many Americans taking more control over their financial well being, our nation's savings and investment pool continues to expand.

Currently over four billion inhabitants of this planet now live in a country that employs one form of capitalism or another, up from one billion less than a decade ago. As a result, the escalating demands for United States goods, services, management expertise, technology and capital are huge. We will not be giving up our status as the world's premier exporter for many years to come.

It has taken less than two generations for the technology industry to catapult from an emerging industry to the nation's largest. It is now estimated that about 90% of all U.S. workers are employed in just three industries: technology, technology-related and services. The economic benefits generated by technology's rapid expansion include lower operating costs, higher productivity and increased job creation. Technology spending now accounts for 25% of total U.S. business investment and is expanding rapidly in all the other industrialized nations as well.

More and more citizens continue to heed the call to take more control over their financial destiny. For over a decade they have been bombarded by the financial services industry and others to "get started" and they have. Today, over $5 trillion is invested in mutual funds, of which $2.6 trillion is in equity mutual funds. In 1985, only $55 billion resided in equity mutual funds.

These savvy new investors know the benefits of time, compounding and equity investing. American households currently have more of their total assets in common stock than in real estate, and over half of all household financial assets are now invested in common stocks.

Not only is the demand for U.S. equities strong because of solid economic fundamentals and low inflation, a significant amount of "flight" capital has come into U.S. capital markets. Much of it is coming because of political instability in Eastern Europe and economic uncertainty in Southeast Asia. At the same time, the supply of "quality" equity securities is diminishing because of heavy domestic and foreign merger and acquisition activity and rising share repurchase programs.

--------------------------------------------------------------------------------

The Fund's investment philosophy of seeking to create shareholder value over time, and its investment discipline of investing only in companies with strong balance sheets that are believed to have the capability of generating rising earnings and cash flow, should continue to be well positioned to capitalize on the privatization, computerization, deregulation and globalization trends permeating the global landscape.

We offer a special note of thanks to those Savings Banks Life Insurance (SBLI) department shareholders that continue to increase their investment in the Fund. The Fund enables SBLI departments to match a long-term liability (life insurance) with a long-term asset (common stock). Past history demonstrates that common stock has been an excellent long-term asset with which to offset life insurance liability. For example, the earnings per share growth for the Dow Jones Industrial Average (DJIA) from 1927 through 1997, inclusive, was 4,544%, and the price gain (dividends not included) for the DJIA was 3,834%. From 1977 through 1997, inclusive, the DJIA earnings per share growth was 370% and the price gain equaled 852%. For the ten years-ended 1997, earnings per share grew 160%, and the DJIA price gain totaled 308%.

Sincerely,

HARRY P. DOHERTY

Harry P. Doherty
President

                              PERFORMANCE SUMMARY
                                  (UNAUDITED)

                          AVERAGE ANNUAL TOTAL RETURN
                         PERIODS ENDING JUNE 30, 1998*

                                                                 YEAR          ONE        FIVE         TEN
                                                                TO DATE       YEAR        YEARS       YEARS
                                                                -------       ----        -----       -----
CAPITAL APPRECIATION FUND...................................     13.18%       26.02%      18.80%      14.32%
Lipper Growth & Income Funds Average........................     12.11        22.86       19.03       15.78
Standard & Poor's 500 Index.................................     17.71        30.15       23.08       18.56
Dow Jones Industrial Average................................     14.14        18.68       23.35       18.72

* Assumes reinvestment of all dividends and distributions and the deduction of all applicable fees and expenses. Average annual returns are stated for periods greater than one year. Data for the Lipper Growth & Income Funds Average, Standard & Poor's 500 Index and Dow Jones Industrial Average is from Lipper Analytical Services Corporation. The S&P 500 and DJIA do not include a reduction in total return for expenses.

The foregoing information is a statement of the past performance of the Fund and should not be construed as a representation or prediction of future results. The investment return and principal value of an investment in the Fund will fluctuate with changing market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

INVESTMENT RESULTS, OUTLOOK AND STRATEGIES

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.

The Fund's net asset value per share on June 30, 1998 was $185.90 versus $164.68 on December 31, 1997. Shareholders received distributions from dividend income totaling $0.4840 per share during the first six months of 1998. The Fund's total return for the six-month period ending June 30, 1998 was 13.18%. This compares favorably to the universe of growth and income funds, represented by the Lipper Growth and Income Funds Average, which posted a first half return of 12.11%. The average domestic equity mutual fund, as measured by the Lipper General Equity Funds Average, returned 11.75% for the six-month period ending June 30, 1998 while the average equity mutual fund including foreign and sector funds, represented by the Lipper All Equity Funds Average, provided a six-month return of 9.77%. Total return assumes the reinvestment of all dividends and capital gains and the deduction of all applicable fees and expenses.

After three years of returns exceeding 20% per year, it would have been nearly impossible to predict that the Institutional Investors Capital Appreciation Fund would gain more than 13% during the first six months of this year. The driving forces fueling stock price advances continue to be low inflation and favorable interest rates combined with strong economic and corporate profit growth. As Asian economies continue to experience turmoil and the longevity of our own economic growth has come into question, many investors have begun to seek safety in blue chip companies that offer steadier earnings streams as well as increased liquidity. The Fund has been a beneficiary of this trend due to its concentration in large capitalization multi-national corporations and certain large retailers, which have done so well this year. The Fund's six-month return was favorably impacted by sizable positions in these types of securities including, Gap (+74% for the six months ending June 30), Wal-Mart (+54%), McDonald's (+45%), Walgreen (+32%), Coca-Cola (+28%) and Abbott Laboratories (+25%). In addition, the Fund's limited exposure to cyclical issues has further aided returns.

During the first half of 1998, four securities were eliminated from the portfolio and three were added. Early in the year, Illinois Central entered into a merger agreement with Canadian National Railway with a cash and stock value of $39 per share. Due to the fact that the stock fully reflected the value of the transaction and no other bidders were likely to emerge, we elected to sell our shares. A majority of the proceeds were reinvested in Campbell Soup. This company meets our stringent investment criteria and was available at an attractive valuation. In addition, its recent spin-off of Vlassic Foods International should provide opportunities for improved margins and provides the company with additional focus. We promptly sold the Vlassic shares we received from the spin-off due to their insignificant weighting in the portfolio, in addition to the fact that the new company is not one in which we would consider an investment on a stand-alone basis.

Electronic Data Systems was purchased during the month of April as a turnaround candidate. Revenues of the financially sound company have been increasing at a much faster pace than its earnings. We believe that margins have room for improvement and earnings growth could accelerate as a result. With the stock off more than 35% from its October 1996 peak, we believe that there is ample room for appreciation. Coinciding with the EDS purchase, Dover was eliminated from the Fund due to its high valuation relative to its long-term fundamental outlook. Merck's strong balance sheet and ongoing research and development program, coupled with a favorable valuation relative to its industry, prompted us to add it to the portfolio during the first half of 1998. Lastly, Nordson was eliminated from the portfolio during the period, due to deteriorating fundamentals resulting in part from weakening demand from Asian markets.

Going forward, we do not expect the equity markets or the Fund to produce six-month returns of the magnitude we have just experienced, and it has become increasingly difficult to find value in the current market environment. However, we will continue to seek out pockets of value in what otherwise might be considered an overvalued market.

--------------------------------------------------------------------------------

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
SCHEDULE OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMMON STOCK--93.95%:
 SHARES                                             VALUE
---------                                        ------------
                                                 (NOTE 1)
            ADVERTISING-2.95%
   52,500   Interpublic Group of Cos., Inc. ...  $  3,186,094
            AUTO PARTS--AFTER MARKET-2.08%
   65,000   Genuine Parts Company..............     2,246,562
            BEVERAGES--ALCOHOLIC-2.19%
   50,000   Anheuser-Busch Companies, Inc......     2,359,375
            BEVERAGES--SOFT DRINKS-3.56%
   45,000   Coca-Cola Company..................     3,847,500
            CHEMICALS--SPECIALTY-2.82%
            International Flavors &
   70,000     Fragrances.......................     3,040,625
            COMPUTER SOFTWARE & SERVICES-6.58%
   53,500   Automatic Data Processing, Inc.....     3,898,813
   80,000   Electronic Data Systems Corp.......     3,200,000
                                                 ------------
                                                    7,098,813
            COMPUTER SYSTEMS-2.66%
   48,000   Hewlett-Packard Co.................     2,874,000
            DISTRIBUTOR--CONSUMER
              PRODUCTS-3.44%
  145,000   Sysco Corp. .......................     3,715,625
            ELECTRICAL EQUIPMENT-4.72%
   50,000   Emerson Electric Co. ..............     3,018,750
   50,000   Hubbell, Inc.......................     2,081,250
                                                 ------------
                                                    5,100,000
            ELECTRONICS & SEMICONDUCTORS-3.09%
   45,000   Intel Corp.........................     3,335,625
            ENTERTAINMENT-2.92%
   30,000   Walt Disney Co.....................     3,151,875


 SHARES                                             VALUE
---------                                        ------------
                                                 (NOTE 1)
            FINANCIAL SERVICES-6.47%
   55,000   Fannie Mae.........................  $  3,341,250
   77,500   Freddie Mac........................     3,647,344
                                                 ------------
                                                    6,988,594
            FOODS-3.10%
   63,000   Campbell Soup Co...................     3,346,875
            FOOTWEAR-2.93%
   65,000   Nike, Inc..........................     3,164,687
            HEALTH CARE--DIVERSIFIED-3.25%
   47,500   Johnson & Johnson..................     3,503,125
            HEALTH CARE--DRUGS-6.51%
   90,000   Abbott Laboratories................     3,678,750
   25,000   Merck & Co., Inc...................     3,343,750
                                                 ------------
                                                    7,022,500
            HOUSEHOLD PRODUCTS-2.92%
   33,000   Clorox Co..........................     3,147,375
            MANUFACTURED HOUSING-2.55%
  145,000   Clayton Homes, Inc. ...............     2,755,000
            OFFICE EQUIPMENT AND SUPPLIES-2.54%
   57,000   Pitney Bowes, Inc..................     2,743,125
            PUBLISHING--NEWSPAPERS-3.09%
   47,000   Gannett Company, Inc...............     3,339,938
            RESTAURANTS-6.67%
   55,000   McDonald's Corp. ..................     3,795,000
  145,000   Wendy's International, Inc.........     3,407,500
                                                 ------------
                                                    7,202,500
            RETAIL--DRUG CHAINS-3.25%
   85,000   Walgreen Company...................     3,511,562

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMMON STOCK (CONTINUED):
 SHARES                                             VALUE
---------                                        ------------
                                                   (NOTE 1)
            RETAIL--FOOD CHAINS-3.60%
   75,000   Albertson's, Inc...................  $  3,885,938
            RETAIL--GENERAL MERCHANDISE-3.60%
   64,000   Wal-Mart Stores, Inc...............     3,888,000
            RETAIL--SPECIALTY STORES-3.54%
   62,000   Gap, Inc...........................     3,820,750
            TOBACCO-2.92%
   80,000   Philip Morris Companies, Inc.......     3,150,000
                                                 ------------
            Total Common Stock
              (Cost $63,162,248)...............  $101,426,063

COMMERCIAL PAPER 5.96%:

PRINCIPAL
  AMOUNT                                             VALUE
----------                                        ------------
                                                    (NOTE 1)
$4,433,000   Household Finance Corp.,
               5.95%, due 07/01/98....            $  4,433,000
 2,000,000   Ford Motor Credit Co.
               5.73%, due 07/06/98....               2,000,000
                                                  ------------
             Total Commercial Paper
               (Cost $6,433,000)......               6,433,000
                                                  ------------
             Total Investments
               (Cost $69,595,248*)....   99.91%    107,859,063
             Other assets in excess of
               liabilities............    0.09%         94,571
                                        ------    ------------
             Net Assets...............  100.00%   $107,953,634
                                        ======    ============

* Aggregate cost for Federal income tax purposes is identical. At June 30, 1998, the net unrealized appreciation for tax purposes for all securities of $38,263,815 consists of gross unrealized appreciation of $38,963,574 and gross unrealized depreciation of $699,759.

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                              JUNE 30, 1998
                                                              -------------
ASSETS:
Investment in securities, at value (Cost $69,595,248).......  $107,859,063
Cash........................................................           711
Dividends and interest receivable...........................       161,428
Prepaid expenses............................................         9,989
                                                              ------------
  Total assets..............................................   108,031,191
LIABILITY:
Accrued expenses payable....................................        77,557
                                                              ------------
NET ASSETS, applicable to 580,721 shares of $1.00 par value
  stock, 2,000,000 shares authorized........................  $107,953,634
                                                              ============
NET ASSETS:
Capital paid in.............................................  $ 65,766,432
Undistributed net investment income.........................           144
Undistributed net realized gains............................     3,923,243
Net unrealized appreciation.................................    38,263,815
                                                              ------------
NET ASSETS..................................................  $107,953,634
                                                              ============
NET ASSET VALUE, offering and redemption price per share
  ($107,953,634/580,721 shares).............................  $     185.90
                                                              ============

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                              SIX MONTHS ENDED
                                                               JUNE 30, 1998
                                                              ----------------
INVESTMENT INCOME:
INCOME:
  Dividends.................................................    $   644,925
  Interest..................................................        191,818
                                                                -----------
       Total income.........................................        836,743

EXPENSES:
  Investment advisory.......................................        379,756
  Administration............................................         51,157
  Directors'................................................         43,391
  Legal.....................................................         29,753
  Insurance.................................................         19,371
  Custodian.................................................         13,889
  Transfer agent............................................          9,744
  Audit.....................................................          9,620
  Printing..................................................          3,669
  Miscellaneous.............................................          3,473
                                                                -----------
       Total expenses.......................................        563,823
                                                                -----------
       Net investment income................................        272,920
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain...........................................      3,923,243
Net change in unrealized appreciation.......................      8,559,439
                                                                -----------
Net realized and unrealized gain on investments.............     12,482,682
                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $12,755,602
                                                                ===========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                SIX MONTHS ENDED     YEAR ENDED
                                                                 JUNE 30, 1998      DECEMBER 31,
                                                                  (UNAUDITED)           1997
                                                                ----------------    ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................      $    272,920      $   584,986
  Net realized gain on investments..........................         3,923,243        4,564,123
  Net change in unrealized appreciation on investments......         8,559,439       15,918,145
                                                                  ------------      -----------
Net increase in net assets resulting from operations........        12,755,602       21,067,254
Distributions to shareholders from:
  Net investment income.....................................          (280,560)        (578,036)
  Net realized gain on investments..........................                 0       (4,564,298)
                                                                  ------------      -----------
Total distributions to shareholders.........................          (280,560)      (5,142,334)
Net increase/(decrease) from capital share transactions (See
  Note 4)...................................................        (2,008,278)      11,412,631
                                                                  ------------      -----------
       Total increase in net assets.........................        10,466,764       27,337,551
NET ASSETS:
  Beginning of period.......................................        97,486,870       70,149,319
                                                                  ------------      -----------
  End of period (including undistributed net investment
     income of $144 and $7,784, respectively)...............      $107,953,634      $97,486,870
                                                                  ============      ===========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Selected Data for Each Share of Capital Stock
Outstanding Throughout Each Period

                                          SIX MONTHS ENDED                        YEAR ENDED DECEMBER 31,
                                           JUNE 30, 1998        -----------------------------------------------------------
                                            (UNAUDITED)          1997         1996         1995         1994         1993
                                          ----------------       ----         ----         ----         ----         ----
NET ASSET VALUE, beginning of period.....     $ 164.68          $135.64      $121.75      $112.12      $137.22      $135.14
INCOME FROM OPERATIONS:
  Net investment income..................         0.47             1.10         1.09         1.20         1.78         1.63
  Net realized and unrealized gain (loss)
    on investments.......................        21.23            37.34        24.39        26.55        (2.88)       25.94
                                              --------          -------      -------      -------      -------      -------
    Total from investment operations.....        21.70            38.44        25.48        27.75        (1.10)       27.57
DISTRIBUTIONS:
  From net investment income.............        (0.48)           (1.09)       (1.09)       (1.23)       (1.73)       (1.77)
  From net realized gains on
    investments..........................         0.00            (8.31)      (10.50)      (16.89)      (22.27)      (23.72)
                                              --------          -------      -------      -------      -------      -------
    Total distributions..................        (0.48)           (9.40)      (11.59)      (18.12)      (24.00)      (25.49)
                                              --------          -------      -------      -------      -------      -------
NET ASSET VALUE, end of period...........     $ 185.90          $164.68      $135.64      $121.75      $112.12      $137.22
                                              ========          =======      =======      =======      =======      =======
Total return.............................       13.18%           28.64%       20.82%       24.90%       (0.80%)       20.5%
Ratio of expenses to average net
  assets.................................        1.10%(1)         1.16%        1.28%(2)     1.39%(2)     1.06%        1.02%
Ratio of net investment income to average
  net assets.............................        0.53%(1)         0.71%        0.82%        0.94%        1.30%        1.09%
Portfolio turnover rate..................          28%              27%          48%          85%          59%          23%
Average commission rate per share(3).....     $ 0.0450          $0.0473      $0.0447           --           --           --
NET ASSETS, end of period (000's)........     $107,954          $97,487      $70,149      $55,234      $40,227      $38,342

--------------------------------------------------------------------------------

(1) Annualized.

(2) Without fee waivers for the years ended December 31, 1996 and 1995, the ratio of expenses to average net assets would have been 1.29% and 1.43%, respectively.

(3) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the Securities and Exchange Commission for fiscal years beginning after September 1, 1995.

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1998 (UNAUDITED)

The Institutional Investors Capital Appreciation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The primary investment objective of the Fund is to achieve capital appreciation for its shareholders. The objective of income is secondary.

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A--Security Valuations--Securities traded on national exchanges are valued at the closing prices or, in the case of over-the-counter securities, at the mean between closing bid and asked prices. Short-term instruments maturing within 60 days of the valuation date are valued at amortized cost.

B--Security Transactions and Related Investment Income--Security transactions are accounted for on the trade date, dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The specific identification method is used in the determination of realized gains and losses on the sale of securities.

C--Federal Income Taxes--No provision has been made for Federal income tax, since it is the intention of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its ordinary taxable income and net capital gains to its shareholders.

D--Management Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2--PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of investments, exclusive of short-term investments, for the six month period ended June 30, 1998, were $13,742,812 and $14,693,072, respectively.

NOTE 3--FEES

Effective December 8, 1997, Shay Assets Management, Inc. (the "Investment Adviser") ("SAMI") became the investment adviser to the Fund. The Investment Adviser is a wholly-owned subsidiary of Shay Investment Services, Inc. ("SISI"), which is controlled by Rodger D. Shay, a Vice President of the Fund. From May 1995 to December 8, 1997, the investment adviser was Shay Assets Management Co. ("SAMC"), a general partnership that consisted of two general partners, SAMI and ACB Assets Management, Inc. ("ACBAM"). ACBAM is an indirect wholly-owned subsidiary of America's Community Bankers.

On December 8, 1997, SAMI purchased ACBAM's 50% interest in SAMC; SAMC was dissolved and its business (including investment advisory functions to the Fund), assets and liabilities were transferred to SAMI. In anticipation of this transaction, the shareholders of the Fund approved a new investment advisory agreement between the Fund and SAMI on November 13, 1997. The terms of the investment advisory agreement, including the duties, obligations and compensation of the investment adviser, are substantially the same as in the previous agreement.

SAMI and SISI paid all of the costs incurred by the Fund in connection with the above transaction, including preparation and distribution of proxy materials to shareholders, meetings of the Fund's shareholders and Board of Directors, legal fees, and other fees and expenses.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 1998 (UNAUDITED)

The Investment Adviser receives fees from the Fund computed at an annual rate of 0.75% of the first $100,000,000 of the Fund's average daily net assets and 0.50% of average daily net assets in excess of $100,000,000. The fee payable to the Investment Adviser is reduced (but not below zero) to the extent expenses (exclusive of professional fees, such as legal and audit fees, directors' fees and expenses, and distribution expenses, if any, payable under Rule 12b-1) exceed 1.10% of the Fund's average daily net assets for any fiscal year during the term of the Fund's agreement with the Investment Adviser. This limitation did not result in any waiver of investment advisory fees during the six month period ended June 30, 1998.

Effective December 8, 1997, Shay Financial Services, Inc. (the "Distributor") ("SFSI") became the distributor to the Fund. The Distributor is a wholly-owned subsidiary of SISI, which is controlled by Rodger D. Shay, a Vice President of the Fund. Prior to December 8, 1997, the distributor was Shay Financial Services Co. ("SFSC"), a general partnership that consisted of two general partners, SFSI and ACB Securities, Inc. ("ACBS"). ACBS is an indirect wholly-owned subsidiary of America's Community Bankers.

On December 8, 1997, SFSI purchased ACBS' 50% interest in SFSC; SFSC was dissolved and its business (including distribution functions to the Fund), assets and liabilities were transferred to SFSI. The Distributor receives no compensation for its distribution services.

PFPC Inc. ("PFPC"), an affiliate of PNC Bank Corp., is the Fund's administrator and transfer agent. As compensation for its administrative services, PFPC receives fees from the Fund computed at an annual rate of 0.10% of the first $200,000,000 of the Fund's average daily net assets, 0.075% of the next $200,000,000, 0.05% of the next $200,000,000, and 0.03% of average daily net assets in excess of $600,000,000 (exclusive of out-of-pocket expenses). As compensation for its services as transfer agent, the Fund pays PFPC a minimum monthly fee of $1,500 (exclusive of out-of-pocket expenses).

NOTE 4--CAPITAL STOCK

At June 30, 1998, there were 2,000,000 shares of $1.00 par value capital stock authorized. Transactions in capital stock for the six months ended June 30, 1998 and the year ended December 31, 1997, respectively, were as follows:

                                                             SHARES                        AMOUNT
                                                      --------------------      -----------------------------
                                                       1998         1997           1998              1997
                                                       ----         ----           ----              ----
Shares sold.......................................     32,088      135,463      $ 5,614,260      $ 21,293,784
Shares issued in reinvestment of dividends........      1,406       30,764          257,399         4,877,038
                                                      -------      -------      -----------      ------------
                                                       33,494      166,227        5,871,659        26,170,822
Shares redeemed...................................    (44,744)     (91,425)      (7,879,937)      (14,758,191)
                                                      -------      -------      -----------      ------------
Net increase/(decrease)...........................    (11,250)      74,802      $(2,008,278)     $ 11,412,631
                                                      =======      =======      ===========      ============

NOTE 5--STOCKHOLDER VOTING RESULTS

A Special Meeting of Stockholders of the Fund was held on November 13, 1997, at which the stockholders voted on one proposal. The proposal and the results of voting are set forth below.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 1998 (UNAUDITED)

Stockholders were asked to vote on a proposal to approve a new investment advisory agreement between the Fund and SAMI. SAMI was the managing partner of the Fund's previous investment adviser, SAMC. All 462,499 votes were cast in favor of the proposal. There were no votes against, nor were there any abstentions (See Note 3).

The Annual Meeting of Stockholders of the Fund was held on April 22, 1998, at which the stockholders voted on two proposals. The proposals and the results of the voting are set forth below.

A--Election of Directors--The first proposal concerned the election of five directors to serve a term of office of three years each. The results of voting were as follows:

                                                                EXPIRATION
                                                                 OF TERM           FOR
                                                                ----------         ---
Timothy A. Dempsey..........................................       2001          347,432
Clifford E. Kelsey, Jr......................................       2001          347,432
Joseph L. Mancino...........................................       2001          347,432
Charles M. Sprock...........................................       2001          347,432
John M. Tsimbinos...........................................       2001          347,432

In addition, Messrs. Ralph F. Brouty, Robert P. Capone, Harry P. Doherty, Chris
C. Gagas, Edward P. Henson, Michael R. Kallet, Stephen J. Kelly, Robert E. Kernan, Jr., William A. McKenna, Jr. and Vincent F. Palagiano continue as members of the Board of Directors.

B--Ratification of Independent Auditors--The second proposal concerned the ratification of the selection of Arthur Andersen LLP as Independent Auditors of the Fund for the fiscal year ending December 31,1998. All 347,432 votes were cast in favor of the proposal. There were no votes against, nor were there any abstentions.

--------------------------------------------------------------------------------

                                     NOTES

                                     NOTES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INSTITUTIONAL INVESTORS MUTUAL FUND
CAPITAL APPRECIATION FUND, INC.

OFFICERS

  HARRY P. DOHERTY
     President

  MICHAEL R. KALLET
     Vice President

  EDWARD E. SAMMONS, JR.
     Vice President and
     Secretary

  MARK F. TRAUTMAN
     Vice President
  JOSEPH L. MANCINO
     Executive Vice President

  RODGER D. SHAY
     Vice President and
     Assistant Secretary

  JOHN J. MCCABE
     Vice President

  JAY F. NUSBLATT
     Treasurer

BOARD OF DIRECTORS

  RALPH F. BROUTY
  ROBERT P. CAPONE
  TIMOTHY A. DEMPSEY
  HARRY P. DOHERTY
  CHRIS C. GAGAS
  EDWARD P. HENSON
  MICHAEL R. KALLET
  STEPHEN J. KELLY
  CLIFFORD E. KELSEY, JR.
  ROBERT E. KERNAN, JR.
  JOSEPH L. MANCINO
  WILLIAM A. MCKENNA, JR.
  VINCENT F. PALAGIANO
  CHARLES M. SPROCK

                         JOHN M. TSIMBINOS

                                                  BACK COVER

INVESTMENT ADVISER
Shay Assets Management, Inc.
200 Park Avenue
45th Floor
New York, New York 10166

DISTRIBUTOR
Shay Financial Services, Inc.
111 East Wacker Drive
Chicago, Illinois 60601

ADMINISTRATOR, TRANSFER AGENT,
REGISTRAR AND
DIVIDEND PAYING AGENT
PFPC Inc.
103 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
PNC Bank, NA
17th & Chestnut Streets
Philadelphia, Pennsylvania 19101

LEGAL COUNSEL
Hughes Hubbard & Reed LLP
One Battery Park Plaza
New York, New York 10004

INDEPENDENT ACCOUNTANTS
Arthur Andersen LLP
1601 Market Street
Philadelphia, Pennsylvania 19103




                        INSTITUTIONAL
                            INVESTORS
                              Capital
                         Appreciation
                           Fund, Inc.



         Semi-Annual Report
           To Shareholders
            June 30, 1998